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                                                                EXHIBIT 10(i)(5)
BANK OF AMERICA [Bank of America LOGO]

                        AMENDMENT NO. 4 TO LOAN AGREEMENT

      This Amendment No. 4 (the "Amendment") dated as of November 26, 2002, is among Bank of America, N.A. (the "Bank"), Ashworth, Inc. ("Ashworth"), Ashworth Store I, Inc. ("Ashworth Store I"), Ashworth Store II, Inc. ("Ashworth Store II"), Ashworth International, Inc. ("Ashworth International"), and Ashworth U.K., Ltd. ("Ashworth UK") (Ashworth, Ashworth Store I, Ashworth Store II, Ashworth International, and Ashworth UK are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower").

                                    RECITALS

      A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of June 1, 2000 (together with any previous amendments, the "Agreement").

      B. The Bank and the Borrowers desire to amend the Agreement.

                                   AGREEMENT

      1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

      2. AMENDMENTS. The Agreement is hereby amended as follows:

            2.1 Paragraph 1.1(a) of the Agreement is amended to read in its entirety as follows:

                  "(a) During the availability period described below, the Bank will provide a line of credit to the Borrowers. The amount of the line of credit (the "Facility No. 1 Commitment") is Thirty Five Million and 00/100 Dollars ($35,000,000.00)."

            2.2 Paragraph 8.9 of the Agreement is amended to read in its entirety as follows:

                  "8.9 DIVIDENDS. Not to declare or pay any dividends on any of its shares, except dividends payable in capital stock of the Borrower, and not to purchase, redeem or otherwise acquire for value any of its shares, or create any sinking fund in relation thereto."

      3. REPRESENTATIONS AND WARRANTIES. When the Borrowers sign this Amendment, each Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (d) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any of its organizational papers.

      4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and

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conditions of the Agreement shall remain in full force and effect.

      5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      6. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

      This Amendment is executed as of the date stated at the beginning of this Amendment.

                                 BANK OF AMERICA, N.A.

                                 By /s/ Susan J. Pepping
                                    ---------------------------------
                                    Susan J. Pepping, Vice President

                                 ASHWORTH, INC.

                                 By /s/ Terence Tsang
                                    --------------------------------
                                 Typed Name TERENCE TSANG
                                            -------------------------
                                 Title EVP/CFO/COO
                                       ------------------------------

                                 ASHWORTH STORE I, INC.

                                 By /s/ Terence Tsang
                                    --------------------------------
                                 Typed Name TERENCE TSANG
                                            -------------------------
                                 Title EVP/CFO/COO
                                       ------------------------------

                                 ASHWORTH STORE II, INC.

                                 By /s/ Terence Tsang
                                    --------------------------------
                                 Typed Name TERENCE TSANG
                                            -------------------------
                                 Title EVP/CFO/COO
                                       ------------------------------

                                 ASHWORTH U.K., LTD.

                                 By /s/ Terence Tsang
                                    --------------------------------
                                 Typed Name TERENCE TSANG
                                            -------------------------
                                 Title EVP/CFO/COO
                                       ------------------------------

                                 ASHWORTH INTERNATIONAL, INC.

                                 By /s/ Terence Tsang
                                    --------------------------------
                                 Typed Name TERENCE TSANG
                                            -------------------------
                                 Title EVP/CFO/COO
                                       ------------------------------


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